EXHIBIT 4.2

============================================================================


                       ILLINOIS CENTRAL RAILROAD COMPANY
                                as the Company

                                      and


                        The Chase Manhattan Bank, N.A.
                                  as Trustee





                      ___________________________________

                                   Indenture

                           Dated as of May   , 1996

                      ___________________________________


============================================================================


                              TABLE OF CONTENTS(*)

(*) Note: The Table of Contents shall not for any purposes be deemed to be a part of the Indenture.

                                                                         Page


                            RECITALS OF THE COMPANY

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1     Definitions........................................  1
     SECTION 1.2     Other Definitions..................................  5
     SECTION 1.3     Incorporation by Reference of and Control by
                       Trust Indenture Act..............................  5
     SECTION 1.4     Rules of Construction..............................  6

                                   ARTICLE 2

                                THE SECURITIES

     SECTION 2.1     Form and Dating....................................  6
     SECTION 2.2     Execution and Authentication.......................  7
     SECTION 2.3     Amount Unlimited; Issuable in Series...............  8
     SECTION 2.4     Denominations and Interest Payments................ 11
     SECTION 2.5     Registrar and Paying Agent......................... 11
     SECTION 2.6     Paying Agent to Hold Money in Trust................ 11
     SECTION 2.7     Transfer and Exchange.............................. 12
     SECTION 2.8     Replacement Securities............................. 14
     SECTION 2.9     Outstanding Securities............................. 14
     SECTION 2.10    Temporary Securities............................... 15
     SECTION 2.11    Cancellation....................................... 15
     SECTION 2.12    CUSIP Numbers...................................... 15
     SECTION 2.13    Defaulted Interest................................. 16
     SECTION 2.14    Persons Deemed Owners.............................. 16
     SECTION 2.15    Designation........................................ 16

                                   ARTICLE 3

                                  REDEMPTION

     SECTION 3.1     Applicability of Article........................... 16
     SECTION 3.2     Notice of Redemption; Partial Redemptions.......... 16
     SECTION 3.3     Payment of Securities Called for Redemption........ 18
     SECTION 3.4     Exclusion of Certain Securities from Eligibility
                       for Selection for Redemption..................... 18
     SECTION 3.5     Mandatory and Optional Sinking Funds............... 19

                                   ARTICLE 4

                                   COVENANTS

     SECTION 4.1     Payment of Securities.............................. 20
     SECTION 4.2     Maintenance of Office or Agency.................... 21
     SECTION 4.3     Corporate Existence................................ 22
     SECTION 4.4     Payment of Taxes and Other Claims.................. 22
     SECTION 4.5     Limitation on Liens................................ 22
     SECTION 4.6     Certificate to Trustee............................. 23
     SECTION 4.7     Reports by the Company............................. 24

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

     SECTION 5.1     When Company May Merge, Etc........................ 24
     SECTION 5.2     Successor Substituted.............................. 25

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

     SECTION 6.1     Events of Default.................................. 25
     SECTION 6.2     Acceleration....................................... 26
     SECTION 6.3     Other Remedies..................................... 27
     SECTION 6.4     Waiver of Past Defaults............................ 27
     SECTION 6.5     Control by Majority................................ 27
     SECTION 6.6     Limitation on Suits................................ 28
     SECTION 6.7     Rights of Holders to Receive Payment............... 28
     SECTION 6.8     Collection Suit by Trustee......................... 28
     SECTION 6.9     Trustee May File Proofs of Claim................... 29
     SECTION 6.10    Application of Proceeds............................ 29
     SECTION 6.11    Restoration of Rights and Remedies................. 30
     SECTION 6.12    Undertaking for Costs.............................. 30
     SECTION 6.13    Rights and Remedies Cumulative..................... 30
     SECTION 6.14    Delay or Omission Not Waiver....................... 30

                                   ARTICLE 7

                                    TRUSTEE

     SECTION 7.1     General............................................ 30
     SECTION 7.2     Certain Rights of Trustee.......................... 30
     SECTION 7.3     Individual Rights of Trustee....................... 32
     SECTION 7.4     Trustee's Disclaimer............................... 32
     SECTION 7.5     Notice of Default.................................. 32
     SECTION 7.6     Reports by Trustee to Holders...................... 32
     SECTION 7.7     Compensation and Indemnity......................... 32
     SECTION 7.8     Replacement of Trustee............................. 33
     SECTION 7.9     Successor Trustee by Merger, Etc................... 34
     SECTION 7.10    Eligibility........................................ 34
     SECTION 7.11    Money Held in Trust................................ 34

                                   ARTICLE 8

                            DISCHARGE OF INDENTURE

     SECTION 8.1     Defeasance Within One Year of Payment.............. 34
     SECTION 8.2     Defeasance......................................... 35
     SECTION 8.3     Covenant Defeasance................................ 36
     SECTION 8.4     Application of Trust Money......................... 36
     SECTION 8.5     Repayment to Company............................... 36
     SECTION 8.6     Reinstatement...................................... 37

                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 9.1     Without Consent of Holders......................... 37
     SECTION 9.2     With Consent of Holders............................ 38
     SECTION 9.3     Revocation and Effect of Consent................... 39
     SECTION 9.4     Notation on or Exchange of Securities.............. 39
     SECTION 9.5     Trustee to Sign Amendments, Etc.................... 39
     SECTION 9.6     Conformity with Trust Indenture Act................ 40

                                  ARTICLE 10

                                 MISCELLANEOUS

     SECTION 10.1    Notices............................................ 40
     SECTION 10.2    Certificate and Opinion as to Conditions Precedent. 41
     SECTION 10.3    Statements Required in Certificate or Opinion...... 41
     SECTION 10.4    Evidence of Ownership.............................. 41
     SECTION 10.5    Rules by Trustee, Paying Agent or Registrar........ 42
     SECTION 10.6    Payment Date Other Than a Business Day............. 42
     SECTION 10.7    Governing Law...................................... 42
     SECTION 10.8    No Adverse Interpretation of Other Agreements...... 42
     SECTION 10.9    Successors......................................... 42
     SECTION 10.10   Duplicate Originals................................ 42
     SECTION 10.11   Separability....................................... 42
     SECTION 10.12   Table of Contents, Headings, Etc................... 43
     SECTION 10.13   Incorporators, Stockholders, Officers and Directors
                       of Company Exempt from Individual Liability...... 43
     SECTION 10.14   Judgment Currency.................................. 43

                                  ARTICLE 11

                          SUBORDINATION OF SECURITIES

     SECTION 11.1    Subordination...................................... 49
     SECTION 11.2    Rights of Holders of Senior Indebtedness........... 49
     SECTION 11.3    Payments and Distributions......................... 50
     SECTION 11.4    Payments by the Company............................ 52
     SECTION 11.5    Appointment of the Trustee by Securityholders...... 52
     SECTION 11.6    Notice to Trustee.................................. 52
     SECTION 11.7    Rights of Trustee.................................. 52
     SECTION 11.8    Paying Agent....................................... 53

SIGNATURES


               INDENTURE, dated as of May   , 1996, between Illinois Central
Railroad Company, a Delaware corporation, as the Company, and The Chase Manhattan Bank, N.A., a national banking association, as Trustee.

                            RECITALS OF THE COMPANY

               WHEREAS, the Company has duly authorized the issue from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

               WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

               NOW, THEREFORE:

               In consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any and all series thereof and of the coupons, if any, appertaining thereto as follows:


                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.1 Definitions.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Agent" means any Registrar, Paying Agent, transfer agent or Authenticating Agent.

               "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition) and in the case of London, will, if practicable, be the Financial Times (London Edition)) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York or London, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

               "Board Resolution" means one or more resolutions of the board of directors of the Company or any authorized committee thereof, certified by the secretary or an assistant secretary to have been duly adopted and to be in full force and effect on the date of certification, and delivered to the Trustee.

               "Business Day" means, with respect to any Security, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the place of payment of such Security.

               "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article 5 of this Indenture and thereafter means the successor.

               "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, NY 11245,
Attention:  Global Trust Services.

               "Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

               "Default" means any Event of Default as defined in Section 6.1 and any event that is, or after notice or passage of time or both would be, an Event of Default.

               "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, The Depository Trust Company or any other Person designated as Depositary pursuant to Section 2.3 with respect to such securities, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

               "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

               "GAAP" means generally accepted accounting principles in the United States of America at the date of any computation required or permitted hereunder.

               "Holder" or "Securityholder" means the registered holder of any Security with respect to Registered Securities and the bearer of any Unregistered Security or any coupon appertaining thereto, as the case may be.

               "Indenture" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture and shall include the forms and terms of the Securities of each series established pursuant to Sections 2.1 and 2.3.

               "Officer" means, with respect to the Company, the chairman of the board of directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary.

               "Officers' Certificate" means a certificate signed in the name of the Company (i) by the chairman of the board of directors, the president or chief executive officer or a vice president and (ii) by the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, complying with Section 10.3 and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include (except as otherwise expressly provided in this Indenture) the statements provided in Section 10.3.

               "Opinion of Counsel" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company, satisfactory to the Trustee and complying with Section 10.4. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided in Section 10.3, if and to the extent required thereby.

               "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of authentication of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

               "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.2.

               "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "principal" of a Security means the principal amount of, and, unless the context indicates otherwise, includes any premium payable on, the Security.

               "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such Securities in accordance with Section 2.2, and bearing the legend prescribed in Section 2.2.

               "Registered Security" means any Security registered on the Security Register.

               "Responsible Officer" means any officer of the Trustee within the Corporate Trust Office of the Trustee including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

               "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture and, unless the context indicates otherwise, shall include any coupon appertaining thereto.

               "Securities Act" means the U.S. Securities Act of 1933, as amended.

               "Senior Indebtedness" means all Debt of the Company except the Securities and except Debt subordinated to or subordinated on a parity with the Securities.

               "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person.

               "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended, as in effect on the date hereof, except as provided in Sections 9.1 and 9.6.

               "Trustee" means the party named as such in the first paragraph of this Indenture, not in its individual capacity but solely as Trustee, until a successor replaces it in accordance with the provisions of Article 7 and thereafter means such successor, not in its individual capacity but solely as Trustee.

               "United States Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

               "Unregistered Security" means any Security other than a Registered Security.

               "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which obligations (in the case of clause (i) or clause (ii)) are not callable or redeemable at the option of the issuer thereof, and shall also include (iii) a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

               "Yield to Maturity" means with respect to any Security, the yield to maturity on such Security calculated at the time of issuance thereof or, if applicable, at the most recent redetermination of interest on such Security, and calculated in accordance with the constant interest method or such other method as is specified in the terms of such Security established pursuant to Section 2.3.

               SECTION 1.2 Other Definitions. Each of the following terms is defined in the Section set forth opposite such term:

                       Term                           Section
                       ----                           -------

               Authenticating Agent                     2.2
               Bankruptcy Law                           6.1
               Dollars                                  4.2
               Event of Default                         6.1
               Judgment Currency                       10.14
               mandatory sinking fund payment           3.5
               optional sinking fund payment            3.5
               Paying Agent                             2.5
               record date                              2.4
               Registrar                                2.5
               Required Currency                       10.14
               Security Register                        2.5
               sinking fund payment date                3.5
               UCC                                      8.2

               SECTION 1.3 Incorporation by Reference of and Control by Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, such imposed duties shall control. The following terms used in this Indenture that are defined by the Trust Indenture Act have the following meanings:

               "indenture securities" means the Securities;

               "indenture security holder" means a Holder or a Securityholder;

               "indenture to be qualified" means this Indenture;

               "indenture trustee" or "institutional trustee" means the Trustee; and

               "obligor" on the indenture securities means the Company or any other obligor on the Securities.

All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein. For purposes of Trust Indenture Act
Section 311(b)(4) and (6), the following terms shall mean:

               (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

               (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

               SECTION 1.4 Rules of Construction. Unless the context otherwise requires:

               (i) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

             (ii) words in the singular include the plural, words in the plural include the singular and "or" is not exclusive;

            (iii) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

             (iv) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated;

               (v) use of masculine, feminine or neuter pronouns should not be deemed a limitation, and the use of any such pronouns should be construed to include, where appropriate, the other pronouns; and

               (vi) provisions apply to successive actions, events and transactions.


                                   ARTICLE 2

                                THE SECURITIES

               SECTION 2.1 Form and Dating. The Securities of each series and the certificate of authentication to appear thereon, if any, shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to Board Resolution or one or more indentures supplemental hereto, in each case with such letters, numbers or other marks of identification, insertions, omissions, substitutions, legends, endorsements and other variations as are authorized or permitted by the provisions of this Indenture, or may be required to comply with any law, rule or regulation or any rule of any securities exchange or to conform to usage, all as may consistently herewith be determined by the officers executing such Securities as evidenced by their execution of the Securities. Unless otherwise so determined, Unregistered Securities shall have coupons attached. Unless otherwise established pursuant to Section 2.3 for the Securities of any series, each Registered Security shall be dated the date of its authentication and each Unregistered Security shall be dated the date of the original issue of such Security or any predecessor Security. The definitive Securities shall be printed, lithographed, engraved, or produced by any combination of these methods or in any other manner on steel engraved borders or otherwise, all as determined by the officers executing such Securities, as evidenced by their execution thereof. Unless otherwise established pursuant to this Section 2.3 for the Securities of any series, the certificate of authentication to appear on all Securities shall be substantially as follows:


                         CERTIFICATE OF AUTHENTICATION

This Security is one of the Securities issued pursuant to the within-mentioned Indenture.


                                 THE CHASE MANHATTAN BANK, N.A.
                                   as Trustee



                                 By________________________________
                                       Authorized Officer


               SECTION 2.2 Execution and Authentication. Two Officers shall execute the Securities (other than coupons) for the Company by facsimile or manual signature in the name and on behalf of the Company. The seal of the Company, if any, shall be reproduced on the Securities. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

               The Trustee may appoint an authenticating agent acceptable to the Company (an "Authenticating Agent") to authenticate Securities (other than any coupons). The Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by any Authenticating Agent.

               Unless otherwise established pursuant to Section 2.3 for the Securities of any series, no Security (other than any coupons) shall be valid until the Trustee or an Authenticating Agent manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series (having attached thereto appropriate coupons, if any) executed by the Company to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company. In authenticating the Securities of any series, the Trustee shall be entitled to receive prior to the first authentication of any Securities of such series, and (subject to Article 7) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

               (1) any Board Resolution and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

               (2) an Officers' Certificate setting forth the form or forms and terms of the Securities and stating that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture;

               (3) an Opinion of Counsel substantially to the effect that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture and that such Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to creditors' rights generally, general principles of equity (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and such other matters as shall be specified therein; and

               (4) In the event that the forms or terms of such Securities have been established in or pursuant to a supplemental indenture, an Opinion of Counsel substantially to the effect that the execution and delivery of such supplemental indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to creditors' rights generally, general principles of equity (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and such other matters as shall be specified therein.

               Unless the terms established pursuant to Section 2.3 for the Securities of a series or a portion thereof provide that any such Securities are to be issued in any form other than as Registered Global Securities, the Company shall execute and the Trustee shall authenticate and deliver one or more Registered Global Securities that (i) shall state the aggregate principal amount of all of the Securities of such series issued in such form and not yet cancelled, (ii) shall be registered in the name of the Depositary therefor or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

               SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolution or one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, subject to the last sentence of this Section 2.3,

               (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

               (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon redemption of, other Securities of such series and tenor pursuant to Section 2.7, 2.8, 2.10, 3.2 or 9.4);

               (3) any date or dates on which the principal of the Securities of the series is payable (which date or dates may be fixed or extendible);

               (4) any rate or rates (which may be fixed or variable) per annum at which the Securities of the series shall bear interest, if any, any date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or any method by which any such rate or rates or date or dates shall be determined;

               (5) if other than as provided in Section 4.2, any place or places where the principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for exchange, any notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and any notice to Holders may be published, and any time when such payments are to be made at any place of payment;

               (6) any right of the Company to redeem Securities of the series, in whole or in part, at its option and any period or periods within which, any price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

               (7) any obligation of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and any price or prices at which, any period or periods within which, and any terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (8) if other than the denominations specified in Section 2.4, the denominations in which Securities of the series shall be issuable;

               (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

             (10) if other than the coin or currency in which the Securities of the series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of the series shall be payable or, if the amount of any payments of principal of and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

             (11) if other than the currency of the United States of America, the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable, and the manner in which any such currencies shall be valued against other currencies in which any other Securities shall be payable;

             (12) if other than as Registered Global Securities, whether the Securities of the series or any portion thereof will be issuable as Registered Securities or Unregistered Securities (with or without coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided herein, any terms upon which Unregistered Securities of any series may be issued in exchange for Registered Securities of such series and tenor provided, however, that Unregistered Securities shall not be issued in exchange for Registered Securities, including Registered Securities that were issued in exchange for Unregistered Securities;

             (13) any obligation of the Company to pay additional amounts on the Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and any right of the Company to redeem such Securities rather than pay such additional amounts;

             (14) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

             (15) if other than the Person acting as Trustee, any Agent authenticating the Securities of the series;

             (16) any provisions for the defeasance of any Securities of the series in addition to, in substitution for or in modification of the provisions of Article 8;

             (17) if the Securities of the series are issuable in whole or in part as one or more Registered Global Securities, the identity of any Depositary for such Registered Global Security or Securities other than The Depository Trust Company and any circumstances other than those set forth in Section 2.7 in which any Person may have the right to obtain Registered Securities in exchange therefor;

             (18) any provisions for Events of Default applicable to any Securities of the series in addition to, in substitution for or in modification of the provisions of Section 6.1;

             (19) any provisions for covenants applicable to any Securities of the series in addition to, in substitution for or in modification of the provisions of Article 4;


             (20) any provision for subordination applicable to any Securities of the series in addition to, in substitution for or in modification of the provisions of Article 11; and

             (21) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

               All Securities of any one series and coupons, if any, appertaining thereto, shall be substantially identical, except as to principal amount and, in the case of Registered Securities, as to date of authentication and payee, and except as may otherwise be provided by or pursuant to the Board Resolution or indenture supplemental hereto referred to above.
Notwithstanding the proceeding sentence, all Securities of any one series need not be issued at the same time and may be issued from time to time, if so provided by or pursuant to such Board Resolution or such indenture supplemental hereto, and any forms and any terms of such Securities may be determined from time to time prior to the issuance thereof by procedures established by or pursuant to such Board Resolution or supplemental indenture.

               SECTION 2.4 Denominations and Interest Payments. The Securities shall be issuable as Registered Securities or Unregistered Securities in denominations established pursuant to Section 2.3 or, if not so established, in denominations of $1,000 and any integral multiple thereof for Registered Securities and in denominations of $10,000 and $100,000 for Unregistered Securities.

               The Securities of each series shall bear interest, if any, from the date, and such interest and shall be payable on the dates, established pursuant to Section 2.3 for the Securities of such series.

               The person in whose name any Registered Security is registered at the close of business on any record date with respect to any interest payment date for such Security shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except to any extent the Company shall default in the payment of such interest, in which case the provisions of Section 2.13 shall apply. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for any Registered Security shall mean the date specified as such in the terms of such Registered Security established pursuant to Section 2.3, or, if no such date is so established, the fifteenth day next preceding such interest payment date, whether or not such record date is a Business Day.

               Whenever it is necessary to compute an amount of interest in respect of any Security for a period of less than a full year, such interest shall be calculated on the basis of a 360-day year consisting of twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed, except as otherwise established pursuant to Section 2.3 for any Security.

               SECTION 2.5 Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Registered Securities of each series and of their registration, transfer and exchange (the "Security Register"). The Company may appoint one or more additional or substitute Paying Agents or Registrars with respect to the Securities of any series, or remove any Agent, without notice to any Person (other than the Trustee). The terms "Paying Agent" and "Registrar" includes all Persons appointed as such.

               Whenever no other Person is acting as Registrar or Paying Agent with respect to the Securities of any series, the Person then acting as Trustee shall also act as such Registrar or Paying Agent. The Company or any Affiliate of the Company may act as Paying Agent or Registrar. If, at any time, the Person acting as the Trustee is not the Registrar with respect to the Registered Securities of any series, such Registrar shall make available to the Trustee ten days prior to each interest payment date for such Securities and at such other times as the Trustee may reasonably request the names and addresses of the Holders as they appear in the Security Register for such Securities.

               SECTION 2.6 Paying Agent to Hold Money in Trust. Not later than 10:00 a.m. in the place of payment on each due date of any principal or interest on any Securities, or at such other time as shall be established pursuant to Section 2.3 for any Securities with respect to such Securities, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal or interest. The Company shall require each Paying Agent with respect to the Registered Securities of any series other than the Person acting as the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders of such Securities or the Trustee all money held by the Paying Agent for the payment of principal of and interest on such Securities and shall promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent (as such) shall have no further liability for the money so paid over to the Trustee. If the Company or any Affiliate of the Company acts as Paying Agent, it will segregate and hold in a separate trust fund for the benefit of the Holders thereof a sum of money sufficient to pay such principal or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee in writing of its failure to act as required by this
Section 2.6.

               SECTION 2.7 Transfer and Exchange. Unregistered Securities (except for any temporary global Unregistered Securities) and coupons (except for coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

               At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company maintained for such purpose and upon payment, if the Company shall so require, of the sum hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to Section 2.3 for the Securities of such series, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company maintained for such purpose, with, in the case of Unregistered Securities that were issued with coupons appertaining, all such unmatured coupons and all such matured coupons in default, and upon payment, if the
Company shall so require, of the sum hereinafter provided.    Whenever any
Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Except as otherwise established pursuant to Section 2.3 for the Securities of such series, no Unregistered Securities may be issued in exchange for Registered Securities and no Registered Securities, including Registered Securities received in exchange for Unregistered Securities, may be issued in exchange for any Unregistered Securities.

               All Registered Securities presented for registration of transfer, exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

               The Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities (other than such transfer tax or similar charge imposed upon exchanges pursuant to
Section 2.10, 3.3 or 9.4). No service charge shall be made for any such transaction.

               Notwithstanding any other provision of this Section 2.7, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security of any series may not be transferred except as a whole by the Depositary therefor to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

               If at any time the Depositary for any Registered Global Securities of any series notifies the Company that it is unwilling or unable to continue as Depositary for such Registered Global Securities or if at any time the Depositary for such Registered Global Securities shall no longer be eligible under applicable law, the Company shall appoint a successor Depositary eligible under applicable law with respect to such Registered Global Securities. If a successor Depositary eligible under applicable law for such Registered Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver, Registered Securities of such series and tenor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

               The Company may at any time and in its sole discretion determine that any Registered Global Securities of any series shall no longer be maintained in global form. In such event the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series and tenor in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

               Any time the Registered Securities of any series are not in the form of Registered Global Securities pursuant to the preceding two paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certificated Registered Securities without the legend required by Section 2.2 and the Trustee agrees to hold such Registered Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

               During the continuance of an Event of Default and in such other circumstances, if any, as may be established pursuant to Section 2.3 with respect to any Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Registered Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

               (i) to the Person specified by such Depositary new Registered Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

            (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

               Registered Securities issued in exchange for a Registered Global Security pursuant to this Section 2.7 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such Agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

               All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

               Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Company, the Trustee or any Agent shall issue any Registered Security in exchange for an Unregistered Security if such exchange would result in adverse Federal income tax consequences to the Company under then applicable United States Federal income tax laws and any Registered Security issued in exchange for an Unregistered Security will be subject to the provisions of the United States Federal income tax laws and regulations applicable to debt securities in effect at the time of such exchange. The Trustee and any Agent shall be entitled to rely on an Officers' Certificate or an Opinion of Counsel in determining such result and, in the absence thereof, shall assume without inquiry that any such exchange would cause such adverse tax consequences.

               The Registrar shall not be required (i) to register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Securities of such series selected for redemption under
Section 3.2 and ending at the close of business on the day of such transmission or (ii) to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               SECTION 2.8 Replacement Securities. If a defaced or mutilated Security of any series is surrendered to the Trustee or if a Holder claims that its Security of any series has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series and tenor and principal amount, bearing a number not contemporaneously outstanding. If required by the Trustee or the Company, an indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee and any Agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee (including without limitation attorneys' fees and expenses) in replacing a Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

               Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

               To the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.

               SECTION 2.9 Outstanding Securities. Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

               If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide holder in due course.

               If the Paying Agent (other than the Company or an Affiliate of the Company) holds, or if the Company or its Affiliate (if the Company or its Affiliate shall act as the Paying Agent) sets aside and segregates in trust, on the maturity date or any redemption date or date for repurchase of the Securities, money sufficient to pay Securities payable or to be redeemed or repurchased on that date, then on and after that date such Securities cease to be outstanding and interest on them shall cease to accrue; provided, however, that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to such Trustee has been made.

               A Security does not cease to be outstanding because the Company or one of its Affiliates holds such Security, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. The principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 6.2. Any Securities so owned which have been pledged in good faith by the Company, or by any Affiliate of the Company, as security for loans or other obligations, otherwise than to another such Affiliate of the Company, shall be deemed to be outstanding if the pledgee establishes to the satisfaction of the Trustee that the pledgee is entitled pursuant to its pledge agreement and is free to exercise in its discretion the right to vote such securities, uncontrolled by the Company or by any such Affiliate.

               SECTION 2.10 Temporary Securities. Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such series. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Securities, as evidenced by their execution of such temporary Securities. If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series and tenor upon surrender of such temporary Securities at the office or agency of the Company designated for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series and tenor and authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

               SECTION 2.11 Cancellation. The Company at any time may deliver to the Trustee for cancellation any Securities previously
authenticated and delivered   hereunder which the Company may have acquired in
any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. Any Agent shall forward to the Trustee any Securities surrendered to it for transfer, exchange or payment. The Trustee shall cancel and destroy all Securities surrendered for transfer, exchange, payment or cancellation and shall deliver certificates of destruction to the Company, all in accordance with its customary practices. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

               SECTION 2.12 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption, repurchase or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice.

               SECTION 2.13      Defaulted Interest.   If the   Company
defaults in a payment of interest on any Securities of any series, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest (as may be specified in the terms established pursuant to Section 2.3 for the Securities of such series) to the Persons who are Holders on a subsequent special record date, which shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before such special record date, the Company shall mail to each Holder and to the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

               SECTION 2.14 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer and subject to Section 2.13, the Company, the Trustee and any Agent may deem and treat the Person in whose name any Security shall be registered upon the register of Securities kept by the Registrar as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Company or any Registrar) for the purpose of receiving payments or principal of or interest on such Security and for all other purposes; and none of the Company, the Trustee and any Agent shall be affected by any notice to the contrary.

               None of the Company, the Trustee and any Agent shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Registered Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

               SECTION 2.15 Designation. The indebtedness evidenced by the Securities is hereby irrevocably designated as "subordinated indebtedness" or such other term denoting subordination for the purposes of any future indebtedness of the Company that the Company does not make subordinate to any senior indebtedness or such other term denoting seniority.

                                   ARTICLE 3

                                  REDEMPTION

               SECTION 3.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series, except as otherwise specified pursuant to Section 2.3 for Securities of such series.

               SECTION 3.2 Notice of Redemption; Partial Redemptions. Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, to the Holders of Registered Securities to be redeemed by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders at their last addresses as they shall appear upon the Security Register. Notice of redemption to the Holders of Unregistered Securities to be redeemed who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Securities to be redeemed as a whole or in part shall be published in an Authorized Newspaper in The City of New York or, with respect to any Security the interest on which is based on the offered quotations in the interbank Eurodollar market for dollar deposits, in an Authorized Newspaper in London, and in any other place of payment established pursuant to Section 2.3 for such Unregistered Security, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed or published in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

               The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the CUSIP numbers of the Securities to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with coupons attached thereto, of all coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, or such other terms of such Securities as shall be specified in such notice, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that, unless the Company defaults in making such redemption payment, on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series and tenor in principal amount equal to the unredeemed portion thereof will be issued.

               On or before 10:00 a.m. (or at such other time as shall be established pursuant to Section 2.3) in the place of payment on the redemption date specified in the notice of redemption given as provided in this Section, or at such other time as shall be established pursuant to
Section 2.3 for any Securities with respect to such Securities, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 2.6) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If all of the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 10 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this
Section 3.2 an Officers' Certificate stating that all such Securities are to be redeemed. If less than all the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 15 days prior to the last date on which notice of redemption may be given to Holders pursuant to the first paragraph of this Section 3.2 (or such shorter period as shall be acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of such Securities to be redeemed. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such redemption is not prohibited by such restriction.

               If less than all the Securities of a series are to be redeemed, the Trustee shall select, pro rata, by lot or in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

               SECTION 3.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to such date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured coupons, if any, appertaining thereto shall be void and, except as provided in Sections
7.11 and 8.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with coupons attached thereto, to the Holders of the coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.4 and 2.13 hereof.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security, or at any rate for defaulted interest specified in the form or terms of such Security established pursuant to
Section 2.1 or 2.3.

                If any Security with coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant coupons maturing after the date fixed for redemption, the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless, or the redemption price may be reduced by an amount equal to the face amount of all such missing coupons.

               Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series and tenor (with any unmatured coupons attached), of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

               SECTION 3.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or
(b) an entity specifically identified in such written statement as an Affiliate of the Company.

               SECTION 3.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

               In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except through a mandatory sinking fund payment) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.11, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional sinking fund payment. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

               On or before the sixtieth day next preceding each sinking fund payment date for any series, or such shorter period as shall be acceptable to the Trustee, the Company will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of specified Securities of such series and the basis for such credit, (b) stating that none of the specified Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to
Section 2.11 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

               If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 or a lesser sum if the Company shall so request with respect to the Securities of any series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price thereof together with accrued interest thereon to the date fixed for redemption. If such amount shall be $50,000 or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 3.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by either (a) the Company or (b) an entity specifically identified in such Officers' Certificate as an Affiliate of the Company. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.2 (and with the effect provided in Section 3.3) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

               On or before 10:00 a.m. in the place of payment on each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

               The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 6 and held for the payment of all Securities of such Series. In case such Event of Default shall have been waived as provided in Section 6.4 or the Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.


                                   ARTICLE 4

                                   COVENANTS

               SECTION 4.1 Payment of Securities. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. The interest on Securities with coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Unregistered Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register of the Company.

               Notwithstanding any provisions of this Indenture and the Securities of any series to the contrary, if the Company and a Holder of Registered Securities so agree, payments of interest on, and any portion of the principal of, such Holder's Registered Securities (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal on a Security) shall be made by the Paying Agent directly to the Holder of such Securities by Federal funds wire transfer or otherwise if the Holder has delivered written instructions to the Paying Agent at least 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal has surrendered such Security to the Trustee in exchange for a Security or Securities of the same series and tenor aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 4.1 unless a new instruction is delivered 15 days prior to a payment date.

               The Company shall pay interest on overdue principal, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.

               SECTION 4.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially designates the office of BancBoston Trust Company of New York, located in the Borough of Manhattan, The City of New York, as such office or agency of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

               The Company will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of any series are listed) where the Unregistered Securities, if any, of each series and coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or coupon will be made upon presentation of such Unregistered Security or coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless, pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, if full payment in United States Dollars ("Dollars") at each agency maintained by the Company outside the United States for payment on such Unregistered Securities or coupons appertaining thereto is illegal or effectively precluded by exchange controls or other similar restrictions, payments in Dollars of Unregistered Securities of any series and coupons appertaining thereto which are payable in Dollars shall be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York.

               The Company may also from time to time designate one or more other offices or agencies where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

               Unless otherwise established pursuant to Section 2.3 with respect to the Securities of any series, the time of each payment by the Company to the Trustee or any Agent under this Indenture shall be at 10:00 A.M. in the place of payment thereof.

               SECTION 4.3 Corporate Existence. Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its material rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such material right or franchise if the preservation thereof is no longer desirable in the conduct of the business of the Company or the loss thereof is not materially adverse to the Holders of the Securities.

               SECTION 4.4 Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before any penalty accrues thereon, all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

               SECTION 4.5 Certificate to Trustee. Within 120 days after the close of each fiscal year of the Company ending after the date hereof, the Company will file with the Trustee a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President and by the Chief Financial Officer, the Treasurer, the Controller or any Assistant Treasurer or Assistant Controller or the Secretary or any Assistant Secretary of the Company (provided, that one such signatories shall be the Company's principal executive officer, principal financial officer or principal accounting officer), as to such Officers' knowledge of the Company's compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and in the event any Default of the Company exists, such Officers shall specify the nature of such Default.

               SECTION 4.6 Reports by the Company.  The Company covenants to
(a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by the Commission by rules and regulations); or, if the Company is not required to file with the Commission information, documents or reports pursuant to either
Section 13 or Section 15(d) of the Exchange Act, then the Company will file with the Trustee and will file with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations; (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Sections
10.2 and 10.3, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; (c) mail, or cause the Trustee to mail, to the Holders of the Securities, as the names and addresses of such Holders appear on the register for Securities, such information, documents and reports required to be filed with the Trustee pursuant to the provisions of paragraphs (a) and (b) of this Section 3.3 as may be required by rules and regulations prescribed by the Commission; and (d) remain subject to the informational filing requirements of the Commission pursuant to the Exchange Act.



                                   ARTICLE 5

                             SUCCESSOR CORPORATION

               SECTION 5.1 When Company May Merge, Etc. The Company shall not consolidate or merge with any other Person or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person, unless:

               (1)  either (a) the Company shall be the continuing Person or
         (b) such Person shall be a corporation organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume by a supplemental indenture all of the Company's obligations under the Securities and under this Indenture;

               (2) immediately before and after such transaction or each element of such series, no Default or Event of Default or Event of Default shall have occurred and be continuing; and

               (3) giving effect to such transaction will not cause an event of default under any mortgage, bond, debenture, note or other instrument or obligation that the Company or any Subsidiary of the Company is a party to or bound by.

               The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

               SECTION 5.2 Successor Substituted. Upon any consolidation or merger, or any sale, conveyance, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company in accordance with Section 5.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such sale, conveyance, assignment, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

               SECTION 6.1 Events of Default. An "Event of Default" shall occur with respect to the Securities of any series if there shall occur:

               (a) Any failure to pay any installment of interest on any Securities of such series, when and as the same shall become payable as therein expressed, and such failure shall continue for a period of 30 days (it being understood that if the entire amount of such payment of interest is irrevocably deposited by the Company with the Trustee, or with another Paying Agent duly appointed hereunder, before the expiration of such period of 30 days, such Default shall no longer be considered to be continuing under this Indenture); or

               (b) Any failure to pay the principal of any Securities of such series when and as the same shall become due and payable as therein expressed, whether at the stated maturity thereof or otherwise; or

               (c) Any failure to perform or observe any other of the covenants, conditions or agreements on the part of the Company to be performed or observed pursuant to this Indenture or in the Securities of such series, (other than a covenant, condition or agreement a Default in whose performance or whose breach is elsewhere in this
         Section 6.1 specifically dealt with) and such failure shall continue for a period of 60 days after written notice specifying the failure and that the same is a Default and requiring the Company to remedy such failure shall have been given to the Company from the Trustee or to the Company and to the Trustee from the Holders of not less than 25% of the principal amount of the Securities of such series then outstanding; or

               (d) Any default or event of default, as defined in any one or more mortgages, indentures or instruments under which there may be issued, or by which there may be secured or evidenced, indebtedness of the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, and the holders of such indebtedness shall have declared an aggregate amount in excess of $20,000,000 thereof to be due and payable prior to the date on which it would otherwise have become due and payable and such declaration shall not have been cured, waived, rescinded or annulled in accordance with the provisions of such mortgage, indenture or instruments or such indebtedness shall not have been discharged within a period of 30 days; or

               (e) The Company or any Material Subsidiary shall file a petition commencing a voluntary case under any provision of Title 11, United States Code or any similar Federal or state law for the relief of debtors (the "Bankruptcy Law"); or the Company or any Material Subsidiary shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any Bankruptcy Law, or shall consent to the filing of any such petition, answer, or consent; or the Company or any Material Subsidiary shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Company or any Material Subsidiary or of any substantial part of its property or shall make an assignment for the benefit of creditors; or

               (f) Any order for relief against the Company or any Material Subsidiary shall have been entered by a court having jurisdiction in the premises under any provision of Bankruptcy Law and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Company or any Material Subsidiary under any Bankruptcy Law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of court having jurisdiction in the premises for the appointment of a custodian, receiver, similar official in bankruptcy or insolvency of the Company or any Material Subsidiary or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (g)  Any other Event of Default established pursuant to Section
         2.3 for the Securities of such series.

               SECTION 6.2 Acceleration. (a) If an Event of Default described in clauses (a), (b), (c), (d) or (g) of Section 6.1 with respect to the Securities of any series then outstanding occurs and is continuing, then, and in each and every such case, except for any Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of any such affected series then outstanding hereunder (each such series treated as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to Section 2.3) of all Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

               (b)   If an Event of Default described in clause (e) or (f) of
Section 6.1 occurs and is continuing, then the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to
Section 2.3) of all the Securities then outstanding of such affected series, except for any Securities the principal of which shall have already become due and payable, and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee, to the full extent permitted by applicable law.

               The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to Section 2.3) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall have paid or shall have deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate specified therefor in such Securities or, if not so specified, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series to the date of such payment or deposit) and such amount as shall be sufficient to cover all amounts owing the Trustee under Section 7.7, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the then outstanding Securities of each such series that have been accelerated (each such series voting as a separate class), by written notice to the Company and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

               For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

               SECTION 6.3 Other Remedies. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

               The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

               SECTION 6.4 Waiver of Past Defaults.  Subject to Sections 6.2,
6.7 and 9.2, the Holders of at least a majority in principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to
Section 2.3) of the outstanding Securities of each series affected (each such series voting as a separate class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clause (a) or (b) of Section 6.1 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

               SECTION 6.5 Control by Majority. Subject to Sections 7.1 and 7.2(v), the Holders of at least a majority in aggregate principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to Section 2.3) of the outstanding Securities of each series affected (each such series voting as a separate class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Securities pursuant to this Section 6.5.

               SECTION 6.6 Limitation on Suits. No Holder of any Security of any series may institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

             (ii) the Holders of at least 25% in aggregate principal amount of outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

             (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities of such series have not given the Trustee a direction that is inconsistent with such written request.

               A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

               SECTION 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of or interest, if any, on such Holder's Security on or after the respective due dates expressed on such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

               SECTION 6.8 Collection Suit by Trustee. If an Event of Default with respect to the Securities of any series in payment of principal or interest specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount (or such portion thereof as specified in the terms established pursuant to Section 2.3 of Original Issue Discount Securities) of principal of, and accrued interest remaining unpaid on, together with interest on overdue principal of, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest on, the Securities of such series, in each case at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities or, if not so specified, at the same rate as the rate of interest or Yield to Maturity (in such case) specified for such Securities, and such further amount as shall be sufficient to cover all amounts owing the Trustee under Section 7.7.

               SECTION 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due the Trustee under Section 7.7) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it under Section 7.7. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 6.10 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall, subject to Article 11, be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities or any coupons appertaining to such Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series and tenor in reduced principal amounts in exchange for the presented Securities of such series and tenor if only partially paid, or upon surrender thereof if fully paid, provided, that when interest alone is to be paid on a Registered Security, the Trustee at its election may waive presentation of the Securities:

               FIRST:  To the payment of all amounts due the Trustee under
         Section 7.7 applicable to the Securities of such series in respect of which moneys have been collected;

               SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, at the rate specified therefor in such Securities or, if not so specified, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

               THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the rate specified therefor in such Securities or, if not so specified, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

               FOURTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

               SECTION 6.11 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 6.12      Undertaking for Costs.  In any suit
for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect to the Securities of any series, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.12 does not apply to a suit by a Holder pursuant to Section 6.7 or a suit by any Holder or group of Holders of more than 10% in principal amount of the outstanding Securities of such series.

               SECTION 6.13 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 6.14 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                   ARTICLE 7

                                    TRUSTEE

               SECTION 7.1 General. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and as set forth herein. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

               SECTION 7.2 Certain Rights of Trustee. Subject to Trust Indenture Act Sections 315(a) through (d):

               (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, Officers' Certificate, Opinion of Counsel (or both), statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

             (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to Section 10.3. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

            (iii) the Trustee may act through its attorneys and agents not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care;

             (iv) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

              (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

             (vi) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 6.5 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

            (vii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; and

           (viii) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officers' Certificate, Opinion of Counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding.

               SECTION 7.3 Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311.

               SECTION 7.4 Trustee's Disclaimer. The recitals contained herein and in the Securities (except the Trustee's certificate of authentication) shall be taken as statements of the Company and not of the Trustee and the Trustee assumes no responsibility for the correctness of the same. Neither the Trustee nor any of its agents (i) makes any representation as to the validity or adequacy of this Indenture or the Securities and (ii) shall be accountable for the Company's use or application of the proceeds from the Securities.

               SECTION 7.5 Notice of Default. If any Default with respect to the Securities of any series occurs and is continuing the Trustee shall give to each Holder of Securities of such series notice of such Default known to it within 60 days after it occurs (i) if any Unregistered Securities of such series are then outstanding, to the Holders thereof, by publication at least twice in an Authorized Newspaper in London and in any other place of payment for Unregistered Securities of such series and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless such Default shall have been cured or waived before the mailing or publication of such notice; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

               SECTION 7.6 Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 1997, the Trustee shall mail to each Holder as and to the extent provided in Trust Indenture Act Section 313(c) a brief report dated as of such May 15, if required by Trust Indenture Act
Section 313(a).

               SECTION 7.7 Compensation and Indemnity. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee without negligence or bad faith in its part. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

               The Company shall indemnify each of the Trustee, any predecessor Trustee and their officers, directors and employees, for, and hold each of them harmless against, any loss or liability or expense incurred by any of them without negligence or bad faith on the part of any of them arising out of or in connection with the acceptance or administration of this Indenture, the Securities or the trusts hereunder, or the issuance of any Securities or of any series thereof and the performance of duties under this Indenture and the Securities, including the costs and expenses of defending against or investigating any claim or liability and of complying with any process served upon any of them in connection with the exercise or performance of any of the powers or duties of the Trustee under this Indenture and the Securities.

               The obligations of the Company under this Section 7.7 to compensate the Trustee, to indemnify the Trustee, each predecessor Trustee and their officers, directors and employees and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

               SECTION 7.8 Replacement of Trustee. A resignation or removal of the Trustee as Trustee with respect to the Securities of any series and an appointment of a successor Trustee as Trustee with respect to the Securities of any series shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

               The Trustee may resign as Trustee with respect to the Securities of any series at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities of any series may remove the Trustee as Trustee with respect to the Securities of such series by so notifying the Trustee in writing and may appoint a successor Trustee with respect thereto with the consent of the Company. The Company may remove the Trustee as Trustee with respect to the Securities of any series if:
(i) the Trustee is no longer eligible under Section 7.10 of this Indenture;
(ii) the Trustee is adjudged a bankrupt or insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed as Trustee with respect to the Securities of any series, or if a vacancy exists in the office of Trustee with respect to the Securities of any series for any reason, the Company shall promptly appoint a successor Trustee with respect thereto. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities of such series may appoint a successor Trustee in respect of such Securities to replace the successor Trustee appointed by the Company. If the successor Trustee with respect to the Securities of any series does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.8 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

               A successor Trustee with respect to the Securities of any series shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided for in Section 7.7, (i) the retiring Trustee shall promptly transfer all property held by it as Trustee in respect of the Securities of such series to the successor Trustee, (ii) the resignation or removal of the retiring Trustee in respect of the Securities of such series shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee in respect of the Securities of such series under this Indenture. A successor Trustee shall promptly mail notice of its succession to each Holder of Securities of such series.

               Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

               The Company shall promptly give notice of any resignation and any removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee in respect of the Securities of such series to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               Notwithstanding replacement of the Trustee with respect to the Securities of any series pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee and the retiring Trustee shall have no liability for the acts or omissions of any successor Trustee.

               SECTION 7.9 Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

               SECTION 7.10 Eligibility. This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

               SECTION 7.11 Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8 of this Indenture.


                                   ARTICLE 8

                            DISCHARGE OF INDENTURE

               SECTION 8.1 Defeasance Within One Year of Payment. Except as otherwise provided in this Section 8.1, the Company may terminate its obligations under the Securities of any series and this Indenture with respect to Securities of such series if:

               (i) all Securities of such series previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 4.1 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.5) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

             (ii) (A) the Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment, to pay principal of and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (C) such deposit will not result in a breach or violation of or constitute a default under this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (D) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series and of the Securities of such series have been complied with.

               With respect to the foregoing clause (i), only the Company's obligations under Section 7.7 in respect of the Securities of such series shall survive. With respect to the foregoing clause (ii), only the Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.11, 2.12, 2.14,
4.2, 7.7, 7.8, 8.4, 8.5 and 8.6 in respect of the Securities of such series shall survive until the Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7 and 8.5 in respect of the Securities of such series shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such series and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

               SECTION 8.2 Defeasance. The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any series, the provisions of this Indenture will, except as provided below, no longer be in effect with respect to the Securities of such series, the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same and the Securities of any such series will no longer be outstanding pursuant to Section 2.9; provided that the following conditions shall have been satisfied:

               (A) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the principal of and interest on the Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of and accrued interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

               (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (C) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

               (D) the Company shall have delivered to the Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.2 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and (2) an Opinion of Counsel to the effect that the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the Uniform Commercial Code, as in effect in each applicable jurisdiction (the "UCC"); and

               (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.2 of the Securities of such series have been complied with.

               The Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.11, 2.12, 2.14, 4.2, 7.7, 7.8, 8.4, 8.5 and 8.6 with respect to the Securities of such series shall survive until such Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections
7.7 and 8.5 shall survive.

               SECTION 8.3 Covenant Defeasance. The Company may omit to comply with any term, provision or condition set forth in Sections 4.3, 4.4 or
4.5 (or any other specific covenant relating to such series provided for in a Board Resolution or supplemental indenture pursuant to Section 2.3 which may by its terms be defeased pursuant to this Section 8.3), and such omission shall be deemed not to be an Event of Default under clauses (c) or (f) of
Section 6.1, with respect to the outstanding Securities of a series if:

               (i) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the principal of and interest, if any, on the Securities of such series, money or U.S. Government Obligations or a combination thereof in an amount sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of and interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

               (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (iii) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

               (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC and (B) such Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

               (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 8.3 of the Securities of such series have been complied with.

               SECTION 8.4 Application of Trust Money. Subject to Section 8.5 and Article 11, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1, 8.2 or 8.3, as the case may be, in respect of the Securities of any series and shall apply the deposited money and the proceeds from deposited U.S. Government Obligations in accordance with the Securities of such series and this Indenture to the payment of principal of and interest on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law.

               SECTION 8.5 Repayment to Company. Subject to Sections 7.7, 8.1, 8.2 and 8.3, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them under this Indenture that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to make any payment to the Company shall cause to be published at the expense of the Company twice in an Authorized Newspaper in The City of New York or with respect to any Security the interest on which is based on the offered quotations in the interbank Eurodollar market for dollar deposits in an Authorized Newspaper in London or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

               SECTION 8.6 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1, 8.2 or 8.3, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1, 8.2 or 8.3 and the Trustee or Paying Agent shall promptly pay to the Company upon written request any money or U.S. Government Obligations deposited with it pursuant thereto; provided that if the Company has made any payment of interest on or principal of any Securities of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

               SECTION 9.1 Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities of any series without notice to or the consent of any Holder:

               (1) to cure any ambiguity, defect or inconsistency in this Indenture; provided that such amendments or supplements shall not materially and adversely affect the interests of the Holders;

               (2)   to comply with Article 5;

               (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act as then in effect;

               (4) to evidence and provide for the acceptance of appointment hereunder with respect to the Securities of any or all series by a successor Trustee; or

               (5) to establish the form or forms or terms of the Securities of any series or of any coupons appertaining to such Securities pursuant to Section 2.3;

               (6) to provide for uncertificated or Unregistered Securities and to make all appropriate changes for such purpose; and

               (7) to make any change that does not materially and adversely affect the rights of any Holder.

               In no event shall a supplemental indenture executed under this
Section 9.1 provide that Unregistered Securities may be issued in exchange for Registered Securities, including Registered Securities that were previously issued in exchange for Unregistered Securities, or that the rights of holders of Senior Indebtedness may be adversely affected in any material respect thereby without their consent.

               SECTION 9.2 With Consent of Holders. The Company and the Trustee may amend this Indenture and the Securities of any series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or modifying in any manner the rights of Holders under this Indenture of such Securities, but only with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by such supplemental indenture voting separately; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security of each series affected thereby,

               (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of the Company or such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.2 or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor, or change the manner of determining any of the foregoing established pursuant to Section 2.3 for the Securities of any series;

             (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or certain Defaults and their consequences provided for in this Indenture;

            (iii) waive a Default in the payment of principal of or interest on any Security of such Holder; or

             (iv) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 4.2; or

               (v) modify any of the provisions of this Section 9.2, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

               A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the coupons appertaining to such Securities.

               It shall not be necessary for the consent of any Holder under this Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment, supplement or waiver under this Section
9.2 becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

               In no event shall a supplemental indenture executed under this
Section 9.2 provide that Unregistered Securities may be issued in exchange for Registered Securities, including Registered Securities that were previously issued in exchange for Unregistered Securities, or that the rights of holders of Senior Indebtedness may be adversely affected in any material respect thereby without their consent.

               SECTION 9.3 Revocation and Effect of Consent. Until an amendment, supplemental indenture or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the Security of the consenting Holder, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of its Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective with respect to any Securities affected thereby on receipt by the Trustee of written consents from the requisite Holders of outstanding Securities affected thereby.

               The Company may, but shall not be obligated to, fix a record date (which may be not less than 10 nor more than 60 days prior to the solicitation of consents) for the purpose of determining the Holders of the Securities of any series affected entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the immediately preceding paragraph, those Persons who were such Holders at such record date (or their duly designated proxies) and only those Persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be such Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

               After an amendment, supplement or waiver becomes effective with respect to the Securities of any series affected thereby, it shall bind every Holder of such Securities unless it is of the type described in any of clauses
(i) through (v) of Section 9.2. In case of an amendment or waiver of the type described in clauses (i) through (v) of Section 9.2, the amendment, supplemental indenture or waiver shall bind each such Holder who has consented to it and every subsequent Holder of a Security that evidences the same indebtedness as the Security of the consenting Holder.

               SECTION 9.4 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of any Security, the Trustee may require the Holder thereof to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security of such series thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security of the same series and tenor that reflects the changed terms.

               SECTION 9.5 Trustee to Sign Amendments, Etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 is authorized or permitted by this Indenture, stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to customary exceptions. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               SECTION 9.6 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the Trust Indenture Act as then in effect.


                                  ARTICLE 10

                                 MISCELLANEOUS


               SECTION 10.1 Notices. Any notice or communication shall be sufficiently given if written and (a) if delivered in person when received or (b) if mailed by first class mail 5 days after mailing, or (c) as between the Company and the Trustee if sent by facsimile transmission, when transmission is confirmed, in each case addressed as follows:

               if to the Company:

                     Illinois Central Railroad Company
                     455 North Cityfront Plaza Drive
                     Chicago, Illinois  60611-5504
                     Attention:  Chief Financial Officer
                     Telephone No.:  (312) 755-7500
                     Telecopy No.:   (312) 755-7839

               with a copy to:

                     Davis Polk & Wardwell
                     450 Lexington Avenue
                     New York, New York  10017
                     Attention:  Samuel F. Pryor, III
                     Telephone No.:  (212) 450-4000
                     Telecopier No.: (212) 450-4800

               if to the Trustee:

                     The Chase Manhattan Bank, N.A.
                     4 Chase MetroTech Center, 3rd Floor
                     Brooklyn, New York  11245
                     Attention:  Global Trust Services
                     Telephone No.:  (718) 242-7291
                     Telecopier No.: (718) 242-3529

               with a copy to:

                     Seward & Kissel
                     One Battery Park Plaza
                     New York, New York  10004
                     Attention:  Kalyan Das
                     Telephone No.:  (212) 574-1391
                     Telecopier No.: (212) 480-8421

               The Company or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication shall be sufficiently given to Holders of any Unregistered Securities by publication at least twice in an Authorized Newspaper in London and in any other place of payment for such Unregistered Securities, and by mailing to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee and to Holders of Registered Securities by mailing to such Holders at their addresses as they shall appear on the Securities Register. Notice mailed shall be sufficiently given if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

               Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 10.2, it is duly given, whether or not the addressee receives it.

               Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case it shall be impracticable to give notice as herein contemplated, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

               SECTION 10.2 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

               (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (ii) an Opinion of Counsel stating that, in the opinion of such Counsel, all such conditions precedent have been complied with.

               SECTION 10.3 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

               (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

               SECTION 10.4 Evidence of Ownership. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Holder of any Unregistered Security and the Holder of any coupon as the absolute owner of such Unregistered Security or coupon (whether or not such Unregistered Security or coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. The fact of the holding by any Holder of an Unregistered Security, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities specified therein. The holding by the person named in any such certificate of any Unregistered Securities specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding
(1) another certificate bearing a later date issued in respect of the same Securities shall be produced or (2) the Security specified in such certificate shall be produced by some other Person, or (3) the Security specified in such certificate shall have ceased to be outstanding. Subject to Article 7, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the Person so executing such instrument may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee may deem sufficient.

               The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Registered Security shall be registered upon the Security Register for such series as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Registered Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

               SECTION 10.5 Rules by Trustee, Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

               SECTION 10.6 Payment Date Other Than a Business Day. If any date for payment of principal or interest on any Security shall not be a Business Day at any place of payment for such Security, then payment of principal of or interest on such Security, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day at any place of payment with the same force and effect as if made on such date and no interest shall accrue in respect of such payment for the period from and after such date.

               SECTION 10.7 Governing Law. The laws of the State of New York shall govern this Indenture and the Securities.

               SECTION 10.8 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture or loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture or agreement may not be used to interpret this Indenture.

               SECTION 10.9 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

               SECTION 10.10 Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               SECTION 10.11 Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 10.12 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

               SECTION 10.13 Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or any coupons appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability being expressly waived and released by the acceptance of the Securities and the coupons appertaining thereto by the holders thereof and as part of the consideration for the issue of the Securities and the coupons appertaining thereto.

               SECTION 10.14 Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that
(a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.


                                  ARTICLE 11

                          SUBORDINATION OF SECURITIES

               SECTION 11.1 Subordination. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of, premium, if any, and interest on, each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter in this Article 11 set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

               SECTION 11.2      Rights of Holders of Senior Indebtedness.
(a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Indebtedness shall be entitled to receive payment in full of principal thereof and interest due thereon (including without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest in any such proceedings) in money of all Senior Indebtedness before the Holders of Securities are entitled to receive any payment on account of the principal of or interest on the indebtedness evidenced by the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in connection with any such proceedings or sale in respect of the principal of or interest on the Securities other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 11 with respect to the Securities, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment;

               (b) In the event and during the continuation of any default in payment of any Senior Indebtedness or if any event of default, as therein defined, shall exist under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued, no payment of the principal of, premium if any, or interest on the Securities shall be made and the Company covenants that it will, upon ascertaining any such default or event of default, provide written notice to the Trustee of such default or event of default;

               (c) In the event that the Securities of any series are declared due and payable before their expressed maturity because of the occurrence of an Event of Default (under circumstances when the provisions of subsection (a) of this Section 11.2 shall not be applicable), the holders of all Senior Indebtedness shall be entitled to receive payment in full in money of such Senior Indebtedness before such holders of Securities are entitled to receive any payment on account of the principal of or interest on the Securities; and

               (d) No holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Securities by any act or failure to act on the part of the Company.

               SECTION 11.3 Payments and Distributions. In the event that, notwithstanding the provisions of Section 11.2, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this
Article 11 with respect to the Securities, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment) shall be received by the Holders or by the Trustee for their benefit in connection with any proceedings or sale referred to in subsection
(a) of Section 11.2 before all Senior Indebtedness is paid in full in money, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in money, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

               From and after the payment in full in money of all Senior Indebtedness, the Holders of Securities (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Indebtedness, which is not subordinate in right of payment to the Securities and which by its terms grants such right of subrogation to the holder thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness until the Securities shall be paid in full, and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of assets or securities, which otherwise would have been payable or distributable to holders of Securities, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand, and nothing contained in this Article 11 or elsewhere in this Indenture or in the Securities is intended to or shall impair as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is unconditional and absolute, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights of the holders of Senior Indebtedness, under Section 11.2, to receive cash, property or securities of the Company otherwise payable or deliverable to the Holders of the Securities.

               Upon any distribution or payment in connection with any proceedings or sale referred to in subsection (a) of Section 11.2, the Trustee, subject as between the Trustee and the Holders to the provisions of Sections 7.1 and 7.2 hereof, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution or payment to the Trustee for the purpose of ascertaining the holders of Senior Indebtedness entitled to participate in such payment or distribution, the amount of such Senior Indebtedness or the amount payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 11.3, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this
Section 11.3, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

               The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall in good faith pay over or distribute to holders of Securities or the Company or any other person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of Article 11 of this Indenture or otherwise.

               SECTION 11.4 Payments by the Company. Nothing contained in this Article 11 or elsewhere in this Indenture, or in any of the Securities, shall prevent at any time, (a) the Company from making payments at any time of principal of or interest on the Securities, except under the conditions described in Section 11.2 or during the pendency of any proceedings or sale therein referred to, provided, however, that payments of principal of or interest on the Securities shall only be made by the Company within three business days of the due dates for such payments or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of or interest on the Securities, if at the time of such deposit the Trustee did not have written notice in accordance with
Section 11.6 of any event prohibiting the making of such deposit by the Company or if in the event of redemption, the Trustee did not have such written notice prior to the time that the notice of redemption pursuant to
Section 3.2 was given (which notice of redemption shall in no event be given more than 60 days prior to the date fixed for redemption).

               SECTION 11.5 Appointment of the Trustee by Securityholders. Each Securityholder by his acceptance of a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article 11 and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Securityholder's Securities in the form required in said proceedings and cause said claim to be approved.

               SECTION 11.6 Notice to Trustee. Notwithstanding the provisions of this Article 11 or any other provisions of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment of moneys to the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder or the representative of any class of Senior Indebtedness; provided, however, that if at least two business days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the cash amount payable at maturity or interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in this
Section 11.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two business days prior to such date.

               SECTION 11.7      Rights of Trustee.      The Trustee shall be
entitled to all the rights set forth in this Article 11 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness.

               SECTION 11.8 Paying Agent. In case at any time any paying agent other than the Trustee shall be appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 11 shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 11 in place of the Trustee.

                                  SIGNATURES

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.





                                       ILLINOIS CENTRAL RAILROAD COMPANY
Attest:                                  as the Company

________________


                                       By:
                                          Name:
                                          Title:






                                       THE CHASE MANHATTAN BANK, N.A.
Attest:                                  as Trustee
________________


                                       By:
                                          Name:
                                          Title: